UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ECLIPSE FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

MAINSTAY FUNDS

Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for May 21, 2012. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Special Meeting as scheduled and to avoid costs associated with additional reminder mailings and telephone calls to shareholders to obtain the vote.

1-877-216-4319

The Fund has made it very easy for you to vote. Choose one of the following methods:

Your vote is very important.	• Speak to a live Proxy Specialist by calling the number above. We can answer your questions and record your vote. (open: M-F 9:30am -9pm, Sat 10am - 6pm ET)

Please vote now to be sure your vote is received in time for the	• Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on-screen prompts.

May 21, 2012 Special Meeting of Shareholders.	• Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

• Mail your signed proxy card in the envelope provided.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

MainStay Funds 2012

PROXY TABULATOR	PLEASE DO NOT VOTE USING MORE THAN ONE METHOD. DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR PHONE.
PO BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M43006-S89643	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MainStay U.S. Small Cap Fund

1 .	To approve an Agreement and Plan of Reorganization	For	Against	Abstain				For	Against	Abstain
providing for the acquisition of all of the assets and
liabilities of MainStay U.S. Small Cap Fund by a
corresponding newly formed series of MainStay
	Funds Trust (“Acquiring Fund”), in exchange for	☐	☐	☐		3.F	Making Loans	☐	☐	☐
shares of the Acquiring Fund followed by the complete
	liquidation of MainStay U.S. Small Cap Fund.					3.G	Concentration of Investments	☐	☐	☐

2 .	To grant the Trust the authority to enter into and
	materially amend agreements with certain	☐	☐	☐		3.H	Diversification	☐	☐	☐
subadvisors on behalf of one or more of the Funds
	without obtaining shareholder approval.					3.I	Purchase of Securities on Margin	☐	☐	☐

3.	To approve the amendment of or, in certain cases,
	the elimination of the fundamental investment					3.J	Mortgage, Pledge or Hypothecate
	restrictions regarding:						Assets	☐	☐	☐

	3.A Borrowing	☐	☐	☐		3.K	Purchase of Securities of Other Investment Companies	☐	☐	☐

	3.B Senior Securities	☐	☐	☐		3.L	Short Sales and Other Investments	☐	☐	☐

	3.C Underwriting Securities	☐	☐	☐		3.M	Joint Securities Trading Accounts	☐	☐	☐

	3.D Real Estate	☐	☐	☐		3.N	Investment to Exercise Control	☐	☐	☐

	3.E Commodities	☐	☐	☐	4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

NOTE: Please sign exactly as your name appears on this proxy card. Please mark, sign, date and mail your proxy card in the enclosed postage-paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature (PLEASE SIGN WITHIN BOX)		Date			Signature (Joint Owners)			Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for MainStay U.S. Small Cap Fund

Special Meeting of Shareholders to be held on May 21, 2012:

The Proxy Statement for this meeting is available at: www.mainstayinvestments.com

☐ FOLD HERE ☐	M43007-S89643

ECLIPSE FUNDS
51 Madison Avenue
New York, New York 10010

MAINSTAY BALANCED FUND
MAINSTAY U.S. SMALL CAP FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of MainStay Balanced Fund and MainStay U.S. Small Cap Fund (each a “Fund”) will be held on Monday, May 21, 2012 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ECLIPSE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD ON THE REVERSE SIDE TODAY.

PROXY TABULATOR	PLEASE DO NOT VOTE USING MORE THAN ONE METHOD. DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR PHONE.
PO BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M43008-S89643	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MainStay Balanced Fund

1 .	To approve an Agreement and Plan of Reorganization	For	Against	Abstain				For	Against	Abstain
providing for the acquisition of all of the assets and
liabilities of the MainStay Balanced Fund by a
corresponding newly formed series of MainStay
	Funds Trust (“Acquiring Fund”), in exchange for	☐	☐	☐		3.F	Making Loans	☐	☐	☐
shares of the Acquiring Fund followed by the complete
	liquidation of MainStay Balanced Fund.					3.G	Concentration of Investments	☐	☐	☐

2 .	To grant the Trust the authority to enter into and
	materially amend agreements with certain	☐	☐	☐		3.H	Diversification	☐	☐	☐
subadvisors on behalf of one or more of the Funds
	without obtaining shareholder approval.					3.I	Purchase of Securities on Margin	☐	☐	☐

3.	To approve the amendment of or, in certain cases,
	the elimination of the fundamental investment					3.J	Mortgage, Pledge or Hypothecate
	restrictions regarding:						Assets	☐	☐	☐

	3.A Borrowing	☐	☐	☐		3.K	Purchase of Securities of Other Investment Companies	☐	☐	☐

	3.B Senior Securities	☐	☐	☐		3.L	Short Sales and Other Investments	☐	☐	☐

	3.C Underwriting Securities	☐	☐	☐		3.M	Joint Securities Trading Accounts	☐	☐	☐

	3.D Real Estate	☐	☐	☐		3.N	Investment to Exercise Control	☐	☐	☐

	3.E Commodities	☐	☐	☐	4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

NOTE: Please sign exactly as your name appears on this proxy card. Please mark, sign, date and mail your proxy card in the enclosed postage-paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature (PLEASE SIGN WITHIN BOX)		Date			Signature (Joint Owners)			Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for MainStay Balanced Fund

Special Meeting of Shareholders to be held on May 21, 2012:

The Proxy Statement for this meeting is available at: www.mainstayinvestments.com

☐ FOLD HERE ☐	M43009-S89643

ECLIPSE FUNDS
51 Madison Avenue
New York, New York 10010

MAINSTAY BALANCED FUND
MAINSTAY U.S. SMALL CAP FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2012

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of MainStay Balanced Fund and MainStay U.S. Small Cap Fund (each a “Fund”) will be held on Monday, May 21, 2012 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ECLIPSE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD ON THE REVERSE SIDE TODAY.